UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

MASIMO CORPORATION

(Name of Registrant as Specified in Its Charter)

DANAHER CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following press release was issued by Danaher Corporation on February 17, 2026:

Innovation at the speed of life.

Danaher To Acquire Masimo Corporation

WASHINGTON D.C., February 17, 2026 — Danaher Corporation (NYSE: DHR), a global science and technology innovator, announced today that it has entered into a definitive agreement to acquire Masimo Corporation (NASDAQ: MASI) a leading specialty diagnostics provider of pulse oximetry and other patient monitoring solutions, primarily in acute care settings. Under the terms of the agreement, Danaher will acquire all of the outstanding shares of Masimo common stock for $180 per share in cash, or a total enterprise value of approximately $9.9 billion including assumed indebtedness and net of acquired cash. This represents a transaction multiple of approximately 18x estimated 2027 EBITDA, or 15x 2027 estimated EBITDA including the full benefit of expected annual synergies1.

Rainer M. Blair, President and Chief Executive Officer, Danaher, said: “We are excited to welcome the Masimo team to Danaher. We’ve followed this innovative company for many years and see it as an exceptional strategic fit for Danaher. Masimo is a leader in pulse oximetry and other patient monitoring solutions, which combined with its trusted brand and differentiated technology, will greatly strengthen our diagnostics franchise. With the Danaher Business System and our global scale, we see opportunities to expand Masimo’s reach and continue improving outcomes for patients, particularly those in acute care settings.”

Julie Sawyer Montgomery, Executive Vice President for Diagnostics, Danaher, said: “Masimo’s advanced sensor technology and AI-enabled monitoring bring powerful new capabilities to our diagnostics portfolio. Integrating these strengths into Danaher will create meaningful opportunities to innovate for clinicians and improve decision making in critical settings.”

Upon completion of the transaction, Masimo will be a standalone operating company within Danaher’s Diagnostics segment along with Radiometer, Leica Biosystems, Cepheid and Beckman Coulter Diagnostics. Masimo is expected to be accretive to adjusted diluted net earnings per common share by $0.15 to $0.20 in the first full year and approximately $0.70 in the fifth full year following completion of the acquisition. Masimo is expected to deliver high-single digit core revenue growth over the long-term, accelerating Danaher’s Diagnostics segment core revenue growth profile.

Under Danaher’s ownership, Masimo is expected to generate EBITDA of more than $530 million in 2027. Additionally, Danaher expects to realize more than $125 million of annual cost synergies and more than $50 million of annual revenue synergies by the fifth full year following completion of the acquisition.

The transaction is anticipated to close in the second half of 2026 and is subject to customary conditions, including receipt of applicable regulatory clearances and Masimo shareholder approval. Danaher expects to fund the acquisition using cash on hand and proceeds from debt financing.

Citi acted as financial advisor to Danaher. Kirkland & Ellis LLP served as legal advisor to Danaher in connection with the Transaction.

Core revenue growth, adjusted diluted net earnings per common share and EBITDA are non-GAAP measures; please see “Non-GAAP Measures” below for additional information.

1 2027 estimated EBITDA including the full benefit of expected annual synergies refers to 2027 estimated EBITDA adjusted to include the full benefit of annual synergies expected to be achieved by the fifth full year following acquisition.

A note containing additional financial and other information relating to Danaher’s anticipated acquisition of Masimo has been posted to the “Investors” section of Danaher’s public website (www.danaher.com).

ABOUT DANAHER

Danaher is a leading global life sciences and diagnostics innovator, committed to accelerating the power of science and technology to improve human health. Our businesses partner closely with customers to solve many of the most important health challenges impacting patients around the world. Danaher’s advanced science and technology - and proven ability to innovate - help enable faster, more accurate diagnoses and help reduce the time and cost needed to sustainably discover, develop and deliver life-changing therapies. Focused on scientific excellence, innovation and continuous improvement, our approximately 60,000 associates worldwide help ensure that Danaher is improving quality of life for billions of people today, while setting the foundation for a healthier, more sustainable tomorrow. Explore more at www.danaher.com.

NON-GAAP MEASURES

This communication contains the non-GAAP financial measures of core revenue growth, adjusted diluted net earnings per common share and EBITDA. Core revenue growth excludes the impact of currency translation and the effect of acquisitions and divested product lines. Adjusted diluted net earnings per common share in this calculation excludes amortization of intangible assets, purchase accounting charges and transaction expenses attributable to the acquisition. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. The items excluded from these non-GAAP measures have been excluded because they are of a nature and/or size that occur with inconsistent frequency, occur for reasons that may be unrelated to the business’ commercial performance during the particular period and/or we believe that such items may obscure underlying business trends and make comparisons of long-term performance difficult.

Each of these non-GAAP measures should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measure, and may not be comparable to similarly titled measures reported by other companies. Management believes that these measures provide useful information to investors by offering additional ways of viewing the results of Danaher and/or the acquired business, as applicable, that, when reconciled to the corresponding GAAP measure, help our investors understand the impact of the acquisition to Danaher’s profitability, growth and future prospects. Management uses these non-GAAP measures to measure Danaher’s operating and financial performance and to assess anticipated operating and financial performance of the acquired business.

Danaher does not reconcile these forecasted non-GAAP measures to their respective, comparable measure prepared in accordance with U.S. generally accepted accounting principles (GAAP) because the additional elements that would be reflected in any such GAAP measures (such as the impact of currency exchange rates on profitability, acquisitions, divested product lines, discrete tax adjustments, impairments, gains and losses on investments and the outcome of legal proceedings) are difficult to predict and estimate and are often dependent on future events that may be uncertain or outside of our control. The impact of these additional elements could be material to our results computed in accordance with GAAP.

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction (the “Transaction”), Masimo and Danaher intend to file relevant materials with the SEC, including Masimo’s proxy statement in preliminary and definitive form. Masimo will mail the definitive proxy statement and a proxy card to its stockholders in advance of the stockholders meeting in connection with the Transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Masimo with the SEC. INVESTORS AND STOCKHOLDERS OF MASIMO ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF DANAHER AND MASIMO WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, INCLUDING MASIMO’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MASIMO, DANAHER, AND THE TRANSACTION AND RELATED MATTERS. Investors and stockholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov. Danaher and Masimo make available free of charge at the Danaher website at https://investors.danaher.com/sec-filings and Masimo’s website at https://investor.masimo.com/overview/, respectively, copies of documents they file with, or furnish to, the SEC. The contents of the websites referenced above will not be deemed to be incorporated by reference into the proxy statement.

PARTICIPANTS IN THE SOLICITATION

This communication does not constitute a solicitation of a proxy. Masimo, Danaher and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Masimo in favor of the Transaction. Information about Masimo’s directors and executive officers is set forth in Masimo’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Our Board of Directors”, “Our Executive Officers”, “Executive Compensation”, “Ownership of our Stock”, “Proposal 1: To Elect Three Class II and Two Class III Directors as Named in our Proxy Statement”, “Proposal 3: To Provide an Advisory Vote to Approve the Compensation of our Named Executive Officers”, and “Transactions with Related Persons, Promoters and Certain Control Persons”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000110465925027887/tm259245-2_def14a.htm, and Masimo’s Current Report on Form 8-K filed with the SEC on June 12, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at:

https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000091/masi-20250606.htm, and Masimo’s Current Report on Form 8-K filed with the SEC on August 19, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at

https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000127/masi-20250818.htm. Information about Danaher’s directors and executive officers is set forth in Danaher’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 20, 2025 under the heading entitled “Information About Our Executive Officers”, and which is available at:

https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000043/dhr-20241231.htm, and Danaher’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Board of Directors and Committees of the Board,” “2024 Annual Executive Compensation,” “Beneficial Ownership of Danaher Common Stock by Directors, Officers and Principal Shareholders,” “Proposal 1 - Election of Directors,” “Proposal 3 - Advisory Vote on Named Executive Officer Compensation,” and “Certain Relationships and Related Transactions,” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000081/dhr-20250326.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on July 24, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000155/dhr-20250721.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on July 31, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000172/dhr-20250728.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on November 6, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000198/dhr-20251106.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on February 5, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361626000058/dhr-20260205.htm. To the extent holdings of Masimo’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=937556&owner=exclude. Additional information concerning the interests of Masimo’s participants in the solicitation, which may, in some cases, be different than those of Masimo’s stockholders generally, will be set forth in Masimo’s proxy statement relating to the Transaction when it becomes available.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

All statements other than statements of historical facts included in this communication that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, statements about the expected timing, completion and effects or benefits of the Transaction. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to: (i) uncertainties as to the timing of the Transaction; (ii) the risk that the Transaction may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any of the conditions to the consummation of the Transaction, including receiving, on a timely basis or otherwise, the required approval of the Transaction by Masimo’s stockholders; (iv) the possibility that competing offers or acquisition proposals for Masimo will be made; (v) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Masimo to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Masimo’s or Danaher’s ability to retain and hire key personnel, their ability to maintain relationships with their customers, suppliers and others with whom they do business, or their operating results and businesses generally; (viii) risks related to diverting management’s attention from Masimo’s or Danaher’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability; (x) certain restrictions during the pendency of the Transaction that may impact Masimo’s or Danaher’s ability to pursue certain business opportunities or strategic transactions; (xi) the risk that any announcements relating to the Transaction could have adverse effects on the market price of Masimo’s or Danaher’s common stock, including if the proposed transaction is not consummated; (xii) risks that the benefits of the Transaction are not realized when and as expected; (xiii) legislative, regulatory and economic developments; and (xiv) other factors discussed in the “Risk Factors” sections of Masimo’s and Danaher’s most recent periodic and current reports filed with the SEC, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

CONTACT

•	Investor: John T. Bedford, Vice President, Investor Relations, investor.relations@danaher.com

•	Media: media@danaher.com

Danaher Corporation, 2200 Pennsylvania Avenue, N.W., Suite 800W, Washington, D.C. 20037, Telephone: (202) 828-0850, Fax: (202) 828-0860

The following was posted on the website of Danaher Corporation on February 17, 2026:

Danaher to Acquire Masimo Corporation

Who is Masimo (NASDAQ:MASI)?

•

A specialty diagnostics leader in pulse oximetry, a noninvasive, painless, and fast diagnostic test that measures the oxygen saturation level in a patient’s blood, with growing positions in other advanced monitoring applications

•	Outstanding brand with differentiated technology

○	Masimo’s sensors are a gold standard in pulse oximetry

○	Strong IP position with 1,700+ patents, including proprietary AI-enabled algorithms

•	Expected to operate as a stand-alone operating company in Danaher’s Diagnostics segment along with Radiometer, Leica Biosystems, Cepheid and Beckman Coulter Diagnostics

Why is Masimo an attractive opportunity for Danaher?

•	Typical Danaher deal, a highly attractive addition to our diagnostics segment

○	Opportunity for Masimo to benefit from Danaher’s global reach and DBS

○	Improves DHR value proposition within integrated delivery networks

•	Expected to accelerate Diagnostics segment’s path to +HSD long-term core revenue growth

○	~$1.5B 2025E revenue with anticipated +HSD long-term core revenue growth

○	>80% recurring revenue: Razor (module) / Razor Blade (sensor) business model

○	Geo breakdown (2025E): NA ~60%, EU ~15%, ROW ~25% (including <1% China)

•	Highly attractive financial profile with significant opportunities to leverage DBS

○	>60% GM and high-20’s% operating profit margin (2025E)

○	Improve cost structure – Lean manufacturing, procurement, G&A rigor

○	Accelerates commercial strategy for Masimo, meaningful international expansion opportunities

•	Expect attractive return with +HSD ROIC in year 5 and accretive to adjusted EPS in year 1

○	~18x estimated 2027 EBITDA, or 15x including the full benefit expected annual synergies[1]

○	Expected to be accretive to adjusted diluted net earnings per common share by $0.15 to $0.20 in the first full year following close and approximately $0.70 in the fifth full year following close

What does Masimo do?

•	A leading provider of pulse oximetry solutions, a mission-critical measurement in acute care

○	Pulse oximetry is a fast, non-invasive diagnostic test that measures oxygen levels in the blood

○	Helps clinicians assess heart & lung function and ensure organs are receiving enough oxygen

○	If oxygen levels drop, the brain, heart, and other organs can be damaged within minutes

○	Considered a “5th vital sign,” with blood pressure, temperature, heart rate, and respiratory rate

•	Masimo is differentiated in high-acuity settings (NICU, OR, ICU), where performance matters most

○	Similar to Radiometer; complementary & operates in the same areas inside hospitals

○	Well-known for high accuracy and fewer false alarms, particularly in challenging real-world conditions like low blood flow or patient movement

•	Well positioned to accelerate expansion into complementary, high-growth areas:

○	Capnography: Measures exhaled CO₂ to detect breathing problems during anesthesia & sedation

○	Brain monitoring: Tracks patient’s brain activity or oxygen levels during surgery and in the ICU

Where Danaher & Masimo Play in Diagnostics

Transaction Metrics

Purchase Price

•	~$180 cash per share for total enterprise value of ~$9.9B including assumed indebtedness and net of acquired cash

Transaction Purchase Price Multiples

•	~18X 2027 EBITDA[2]

•	~15X 2027 EBITDA, including the full benefit of expected annual synergies[1]

Long-term Revenue Growth Assumptions

•	Anticipate high-single digit long-term core revenue growth

Anticipated Danaher Adjusted EPS Accretion from Acquisition3

•	1st full year post-close: ~$0.15-$0.20

•	5th full year post-close: ~$0.70

Anticipated Return on Invested Capital (ROIC)

•	High-single digits by year 5

•	~$125M annual cost synergies by year 5

•	~$50M annual revenue synergies by year 5

Anticipated Close and Transaction Funding

•	Expect to close in the second half of 2026 subject to customary conditions, including receipt of applicable regulatory clearances and Masimo shareholder approval

•	Cash on hand and debt financing

1 2027 estimated EBITDA including the full benefit of expected annual synergies refers to 2027 estimated EBITDA adjusted to include the full benefit of annual synergies expected to be achieved by the fifth full year following acquisition.

2 Masimo is expected to generate EBITDA of more than $530 million in 2027

3 The Company defines Adjusted EPS Accretion from Acquisition (Non-GAAP) as the estimated change in the Company’s adjusted diluted net earnings per share (Non-GAAP) resulting from the acquisition

For further information about this transaction, please refer to our press release at https://investors.danaher.com/press-releases

STATEMENT REGARDING NON-GAAP MEASURES

This communication contains the non-GAAP financial measures of core revenue growth, adjusted diluted net earnings per common share, EBITDA and return on invested capital (“ROIC”). Core revenue growth excludes the impact of currency translation and the effect of acquisitions and divested product lines. ROIC is defined as adjusted operating profit for the acquired business divided by the purchase price for the acquired business, and adjusted operating profit in this calculation excludes amortization of intangible assets and corporate allocations but reduced for the impact of income taxes. Adjusted diluted net earnings per common share in this calculation excludes amortization of intangible assets, purchase accounting charges and transaction expenses attributable to the acquisition. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. The items excluded from these non-GAAP measures have been excluded because they are of a nature and/or size that occur with inconsistent frequency, occur for reasons that may be unrelated to the business’ commercial performance during the particular period and/or we believe that such items may obscure underlying business trends and make comparisons of long-term performance difficult.

Each of these non-GAAP measures should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measure, and may not be comparable to similarly titled measures reported by other companies. Management believes that these measures provide useful information to investors by offering additional ways of viewing the results of Danaher and/or the acquired business, as applicable, that, when reconciled to the corresponding GAAP measure, help our investors understand the impact of the acquisition to Danaher’s profitability, growth and future prospects. Management uses these non-GAAP measures to measure Danaher’s operating and financial performance and to assess anticipated operating and financial performance of the acquired business.

Danaher does not reconcile these forecasted non-GAAP measures to their respective, comparable measure prepared in accordance with U.S. generally accepted accounting principles (GAAP) because the additional elements that would be reflected in any such GAAP measures (such as the impact of currency exchange rates on profitability, acquisitions, divested product lines, discrete tax adjustments, impairments, gains and losses on investments and the outcome of legal proceedings) are difficult to predict and estimate and are often dependent on future events that may be uncertain or outside of our control. The impact of these additional elements could be material to our results computed in accordance with GAAP.

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction (the “Transaction”), Masimo and Danaher intend to file relevant materials with the SEC, including Masimo’s proxy statement in preliminary and definitive form. Masimo will mail the definitive proxy statement and a proxy card to its stockholders in advance of the stockholders meeting in connection with the Transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Masimo with the SEC. INVESTORS AND STOCKHOLDERS OF MASIMO ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF DANAHER AND MASIMO WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, INCLUDING MASIMO’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MASIMO, DANAHER, AND THE TRANSACTION AND RELATED MATTERS. Investors and stockholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov. Danaher and Masimo make available free of charge at the Danaher website at https://investors.danaher.com/sec-filings and Masimo’s website at https://investor.masimo.com/overview/, respectively, copies of documents they file with, or furnish to, the SEC. The contents of the websites referenced above will not be deemed to be incorporated by reference into the proxy statement.

PARTICIPANTS IN THE SOLICITATION

This communication does not constitute a solicitation of a proxy. Masimo, Danaher and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Masimo in favor of the Transaction. Information about Masimo’s directors and executive officers is set forth in Masimo’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Our Board of Directors”, “Our Executive Officers”, “Executive Compensation”, “Ownership of our Stock”, “Proposal 1: To Elect Three Class II and Two Class III Directors as Named in our Proxy Statement”, “Proposal 3: To Provide an Advisory Vote to Approve the Compensation of our Named Executive Officers”, and “Transactions with Related Persons, Promoters and Certain Control Persons”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000110465925027887/tm259245-2_def14a.htm, and Masimo’s Current Report on Form 8-K filed with the SEC on June 12, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000091/masi-20250606.htm, and Masimo’s Current Report on Form 8-K filed with the SEC on August 19, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000127/masi-20250818.htm. Information about Danaher’s directors and executive officers is set forth in Danaher’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 20, 2025 under the heading entitled “Information About Our Executive Officers”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000043/dhr-20241231.htm, and Danaher’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Board of Directors and Committees of the Board,” “2024 Annual Executive Compensation,” “Beneficial Ownership of Danaher Common Stock by Directors, Officers and Principal Shareholders,” “Proposal 1 – Election of Directors,” “Proposal 3 – Advisory Vote on Named Executive Officer Compensation,” and “Certain Relationships and Related Transactions,” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000081/dhr-20250326.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on July 24, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000155/dhr-20250721.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on July 31, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000172/dhr-20250728.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on November 6, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000198/dhr-20251106.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on November 6, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361626000058/dhr-20260205.htm. To the extent holdings of Masimo’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=937556&owner=exclude. Additional information concerning the interests of Masimo’s participants in the solicitation, which may, in some cases, be different than those of Masimo’s stockholders generally, will be set forth in Masimo’s proxy statement relating to the Transaction when it becomes available.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

All statements other than statements of historical facts included in this communication that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, statements about the expected timing, completion and effects or benefits of the Transaction. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to: (i) uncertainties as to the timing of the Transaction; (ii) the risk that the Transaction may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any of the conditions to the consummation of the Transaction, including receiving, on a timely basis or otherwise, the required approval of the Transaction by Masimo’s stockholders; (iv) the possibility that competing offers or acquisition proposals for Masimo will be made; (v) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Masimo to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Masimo’s or Danaher’s ability to retain and hire key personnel, their ability to maintain relationships with their customers, suppliers and others with whom they do business, or their operating results and businesses generally; (viii) risks related to diverting management’s attention from Masimo’s or Danaher’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability; (x) certain restrictions during the pendency of the Transaction that may impact Masimo’s or Danaher’s ability to pursue certain business opportunities or strategic transactions; (xi) the risk that any announcements relating to the Transaction could have adverse effects on the market price of Masimo’s or Danaher’s common stock, including if the proposed transaction is not consummated; (xii) risks that the benefits of the Transaction are not realized when and as expected; (xiii) legislative, regulatory and economic developments; and (xiv) other factors discussed in the “Risk Factors” sections of Masimo’s and Danaher’s most recent periodic and current reports filed with the SEC, , all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

On February 17, 2026, Danaher Corporation posted the following material to LinkedIn:

On February 17, 2026, Julie Sawyer Montgomery, Executive Vice President, Danaher Diagnostics Platform, posted the following material to LinkedIn:

On February 17, 2026, Rainer Blair, President & CEO of Danaher Corporation posted the following material to LinkedIn:

Important Information and Where to Find It

In connection with the proposed transaction (the “Transaction”), Masimo and Danaher intend to file relevant materials with the SEC, including Masimo’s proxy statement in preliminary and definitive form. Masimo will mail the definitive proxy statement and a proxy card to its stockholders in advance of the stockholders meeting in connection with the Transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Masimo with the SEC. INVESTORS AND STOCKHOLDERS OF MASIMO ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF DANAHER AND MASIMO WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, INCLUDING MASIMO’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MASIMO, DANAHER, AND THE TRANSACTION AND RELATED MATTERS. Investors and stockholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov. Danaher and Masimo make available free of charge at the Danaher website at https://investors.danaher.com/sec-filings and Masimo’s website at https://investor.masimo.com/overview/, respectively, copies of documents they file with, or furnish to, the SEC. The contents of the websites referenced above will not be deemed to be incorporated by reference into the proxy statement.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy. Masimo, Danaher and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Masimo in favor of the Transaction. Information about Masimo’s directors and executive officers is set forth in Masimo’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Our Board of Directors”, “Our Executive Officers”, “Executive Compensation”, “Ownership of our Stock”, “Proposal 1: To Elect Three Class II and Two Class III Directors as Named in our Proxy Statement”, “Proposal 3: To Provide an Advisory Vote to Approve the Compensation of our Named Executive Officers”, and “Transactions with Related Persons, Promoters and Certain Control Persons”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000110465925027887/tm259245-2_def14a.htm, and Masimo’s Current Report on Form 8-K filed with the SEC on June 12, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000091/masi-20250606.htm, and Masimo’s Current Report on Form 8-K filed with the SEC on August 19, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000127/masi-20250818.htm. Information about Danaher’s directors and executive officers is set forth in Danaher’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 20, 2025 under the heading entitled “Information About Our Executive Officers”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000043/dhr-20241231.htm, and Danaher’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Board of Directors and Committees of the Board,” “2024 Annual Executive Compensation,” “Beneficial Ownership of Danaher Common Stock by Directors, Officers and Principal Shareholders,” “Proposal 1—Election of Directors,” “Proposal 3— Advisory Vote on Named Executive Officer Compensation,” and “Certain Relationships and Related Transactions,” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000081/dhr-20250326.htm , and Danaher’s Current Report on Form 8-K filed with the SEC on July 24, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000155/dhr-20250721.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on July 31, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000172/dhr-20250728.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on November 6, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000198/dhr-20251106.htm , and Danaher’s Current Report on Form 8-K filed with the SEC on February 5, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361626000058/dhr-20260205.htm. To the extent holdings of Masimo’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=937556&owner=exclude. Additional information concerning the interests of Masimo’s participants in the solicitation, which may, in some cases, be different than those of Masimo’s stockholders generally, will be set forth in Masimo’s proxy statement relating to the Transaction when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

All statements other than statements of historical facts included in this communication that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, statements about the expected timing, completion and effects or benefits of the Transaction. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to: (i) uncertainties as to the timing of the Transaction; (ii) the risk that the Transaction may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any of the conditions to the consummation of the Transaction, including receiving, on a timely basis or otherwise, the required approval of the Transaction by Masimo’s stockholders; (iv) the possibility that competing offers or acquisition proposals for Masimo will be made; (v) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Masimo to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Masimo’s or Danaher’s ability to retain and hire key personnel, their ability to maintain relationships with their customers, suppliers and others with whom they do business, or their operating results and businesses generally; (viii) risks related to diverting management’s attention from Masimo’s or Danaher’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability; (x) certain restrictions during the pendency of the Transaction that may impact Masimo’s or Danaher’s ability to pursue certain business opportunities or strategic transactions; (xi) the risk that any announcements relating to the Transaction could have adverse effects on the market price of Masimo’s or Danaher’s common stock, including if the proposed transaction is not consummated; (xii) risks that the benefits of the Transaction are not realized when and as expected; (xiii) legislative, regulatory and economic developments; and (xiv) other factors discussed in the “Risk Factors” sections of Masimo’s and Danaher’s most recent periodic and current reports filed with the SEC, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.